UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2009

NEUROBIOLOGICAL TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-23280	94-3049219
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Powell Street, Suite 800, Emeryville, California	94608
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 595-6000

NOT APPLICABLE
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1.02 and 3.03. Termination of a Material Definitive Agreement and Material Modification to Rights of Security Holders.

On August 27, 2009, the Board of Directors (the “Board”) of Neurobiological Technologies, Inc. (the “Company”) approved the termination of the Company’s existing Rights Agreement, dated May 19, 2005, by and between the Company and American Stock Transfer & Trust Co., as amended, (the “Rights Agreement”), effective as of August 31, 2009. A summary of the material terms and conditions of the Rights Agreement is contained in the Company’s Registration Statement on Form 8-A, filed with the Securities and Exchange Commission (the “SEC”) on May 20, 2005, the Company’s Registration Statement on Form 8-A/A, filed with the SEC on November 5, 2007 and the Company’s Registration Statement on Form 8-A/A, filed with the SEC on November 5, 2008.

Item 5.02. Compensatory Arrangements of Certain Officers.

On August 27, 2009, the Board approved reduced compensation for the Company’s current executive officers. Effective as of September 1, 2009, the fees paid to William A. Fletcher for his services as the Company’s Acting Chief Executive Officer will be reduced from $25,000 to $12,500 per month. Also, effective as of September 1, 2009, the annual salary of Matthew M. Loar, the Company’s Vice President and Chief Financial Officer, will be reduced from $280,000 to $140,000. Effective as of October 1, 2009, the quarterly retention bonus paid to Mr. Loar will be reduced from $28,000 per quarter to $14,000 per quarter (or a part thereof) during which Mr. Loar continues to serve as the Company’s Vice President and Chief Financial Officer. Mr. Loar remains entitled to severance benefits of six months’ base salary (based on his compensation prior to the salary reduction) and six months of COBRA payments when his employment is terminated by the Company.

Item 8.01. Other Events.

On August 27, 2009, the Board approved the liquidation and dissolution of the Company pursuant to a Plan of Complete Liquidation and Dissolution (the “Plan of Dissolution”). The Plan of Dissolution is subject to obtaining stockholder approval at a special meeting of the Company’s stockholders. The Board also approved, subject to stockholder approval, an amendment (the “Amendment”) to the Company’s Certificate of Incorporation that authorizes the Company to redeem all outstanding shares of its preferred stock, $0.001 par value per share. Upon stockholder approval of the Plan of Dissolution and the Amendment, the Company intends to redeem all outstanding shares of Preferred Stock, pay an extraordinary dividend to all holders of Common Stock and then proceed with the orderly wind down and dissolution of the Company.

The Plan of Dissolution and the Amendment will be described in detail in the proxy statement to be filed with the SEC in early September 2009.

A press release announcing, among other things, the termination of the Rights Agreement and the Board’s approval of the Plan of Dissolution and the Amendment, is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 31, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 31, 2009

NEUROBIOLOGICAL TECHNOLOGIES, INC.

By:  /s/ Matthew M. Loar
        Matthew M. Loar
        Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Neurobiological Technologies, Inc., dated August 31, 2009.